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Name of Subsidiaries                                                                     Jurisdiction of Incorporation
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
B.T. Satellite, Inc.                                                                     Maine
Bride Communications, Inc.                                                               Delaware
Henry County MRTV, Inc.                                                                  Ohio
HMW, Inc.                                                                                Maine
MCT Cablevision, Ltd.                                                                    Pennsylvania
MCT Cablevision, Limited Partnership                                                     Delaware
PCT SG, Inc. (formerly known as Pegasus Cable Television of San German, Inc.)            Puerto Rico
Pegasus Anasco Holdings, Inc.                                                            Delaware
Pegasus Broadcast Associates, L.P.                                                       Pennsylvania
Pegasus Broadcast Television, Inc.                                                       Pennsylvania
Pegasus BTV Sub, LLC                                                                     Arkansas
Pegasus Cable Television, Inc.                                                           Massachusetts
Pegasus Cable Television of Anasco, Inc.                                                 Puerto Rico
Pegasus Cable Television of Connecticut, Inc.                                            Connecticut
Pegasus Cable Television of San German, Inc.                                             Delaware
Pegasus Communications Management Company                                                Pennsylvania
Pegasus Communications Corporation PAC                                                   Delaware
Pegasus Development Corporation                                                          Delaware
Pegasus GSS Merger Sub, Inc.                                                             Delaware
Pegasus Media & Communications, Inc. (formerly Pegasus Communications Holdings, Inc.)    Delaware
Pegasus Real Estate Company                                                              Pennsylvania
Pegasus Satellite Development Corporation                                                Delaware
Pegasus Satellite Finance Corporation                                                    Delaware
Pegasus Satellite Finance Corp. 1999-1                                                   Delaware
Pegasus Satellite Finance Corp. 1999-2                                                   Delaware
Pegasus Satellite Finance Corp. 1999-3                                                   Delaware
Pegasus Satellite Finance Corp. 1999-4                                                   Delaware
Pegasus Satellite Holdings, Inc.                                                         Delaware
Pegasus Satellite Television of Ohio, Inc.                                               Delaware
Pegasus Satellite Television, Inc.                                                       Delaware
Pegasus Satellite Television of Virginia, Inc.                                           Delaware
Pegasus Towers, Inc.                                                                     Pennsylvania
Pegasus Travel, Inc.                                                                     Delaware
Portland Broadcasting, Inc.                                                              Maine
PP Broadcast, Inc. (formerly Pegasus Portland Broadcast, Inc.)                           Delaware
PST Holdings, Inc.                                                                       Delaware
Telecast of Florida, Inc.                                                                Florida
WDBD License Corp.                                                                       Delaware
WDSI License Corp.                                                                       Delaware
WILF, Inc.                                                                               Delaware
WOLF License Corp.                                                                       Delaware
WTLH, Inc.                                                                               Delaware
WTLH License Corp.                                                                       Delaware
Digital Television Services of Indiana, LLC                                              Georgia
DTS Management, LLC                                                                      Georgia
Pegasus Satellite Television of Illinois, Inc.                                           Illinois
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